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                                                                    Exhibit 99.1


                                US ONCOLOGY, INC.

STATEMENT UNDER OATH OF CHIEF EXECUTIVE OFFICER REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS
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I, R. Dale Ross, Chief Executive Officer of US Oncology, Inc., state and attest that:

1. To the best of my knowledge, based upon a review of the covered reports of US Oncology, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2. I have reviewed the contents of this statement with the Company's audit committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o    2001 10-K of US Oncology, Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of US Oncology, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ R. Dale Ross                                        Date:  August 13, 2002
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                       R. Dale Ross
                  Chief Executive Officer

STATE OF TEXAS
COUNTY OF HARRIS

SUBSCRIBED AND sworn to before me on this 13th day of August, 2002.

                                    /s/ Alice Cole Wright
                                    Notary Public

                                    My Commission Expires: April 24, 2005

(seal)